UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

PHYSICIANS REALTY TRUST

(DOC DR Holdco, LLC, as successor by merger to Physicians Realty Trust)

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500	53202
Milwaukee, Wisconsin	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on March 1, 2024 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 29, 2023, by and among Physicians Realty Trust, a Maryland real estate investment trust (“Physicians Realty Trust”), Healthpeak Properties, Inc., a Maryland corporation (“Healthpeak”), DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (“DOC DR Holdco”), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak OP (as defined below) (“DOC DR OP Sub”), and Physicians Realty L.P., a Delaware limited partnership (“Physicians Partnership”) (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date: (a) Physicians Realty Trust merged with and into DOC DR Holdco (the “Company Merger”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (the “Company Surviving Entity”); (b) immediately following the effectiveness of the Company Merger, Healthpeak contributed to Healthpeak OP, LLC, a Maryland limited liability company (“Healthpeak OP”), all of the outstanding equity interests in the Company Surviving Entity (the “Contribution”); and (c) immediately following the Contribution, Physicians Partnership merged with and into DOC DR OP Sub (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP (the “Partnership Surviving Entity”).

Item 1.01. Entry into a Material Definitive Agreement.

On the Closing Date, upon consummation of the Mergers, Healthpeak, Healthpeak OP, DOC DR Holdco and DOC DR OP Sub executed the Consent and Third Amendment (the “DOC Amendment”) to that certain Third Amended and Restated Credit Agreement, dated as of September 24, 2021, by and among Physicians Partnership, as borrower, Physicians Realty Trust, as guarantor, the lenders party thereto and KeyBank National Association, as administrative agent (the “Third Amended and Restated Credit Agreement”) (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2023 (the “First Amendment”) and as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 24, 2023 (the “Second Amendment”; the Third Amended and Restated Credit Agreement as amended by the First Amendment and the Second Amendment, the “Existing DOC Credit Agreement”; the Existing DOC Credit Agreement as amended by the DOC Amendment, the “DOC Credit Agreement”)). Pursuant to the DOC Amendment, on and as of the Closing Date, (a) DOC DR Holdco (as successor to Physicians Realty Trust) and DOC DR OP Sub (as successor to Physicians Partnership) assumed all of the obligations of Physicians Realty Trust and Physicians Partnership, respectively, under the DOC Credit Agreement, (b) Healthpeak and Healthpeak OP were joined as guarantors of DOC DR OP Sub’s obligations under the DOC Credit Agreement and (c) the parties thereto made certain other amendments to the DOC Credit Agreement in connection with the foregoing.

Immediately prior to the effectiveness of the DOC Amendment, all outstanding amounts under the revolving credit facility under the Existing DOC Credit Agreement (the “DOC Revolving Facility”) were repaid in full and all commitments of lenders in connection with the DOC Revolving Facility were reduced to zero and permanently terminated.

In connection with the Mergers, on the Closing Date, DOC DR Holdco (as successor to Physicians Realty Trust), DOC DR OP Sub (as successor to Physicians Partnership), Healthpeak, Healthpeak OP and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, entered into a fourth supplemental indenture (the “Supplemental Indenture”) to the Senior Indenture, dated as of March 7, 2017, by and among Physicians Partnership, Physicians Realty Trust and U.S. Bank Trust Company, National Association, as trustee (the “Senior Indenture”) under which Physicians Partnership’s $400,000,000 aggregate principal amount of 4.300% Senior Notes due 2027, $350,000,000 aggregate principal amount of 3.950% Senior Notes due 2028 and $500,000,000 aggregate principal amount of 2.625% Senior Notes due 2031 (collectively, the “DOC Notes”) were issued and remain outstanding, which Supplemental Indenture provides for (a) the assumption by DOC DR Holdco (as successor to Physicians Realty Trust) and DOC DR OP Sub (as successor to Physicians Partnership) of all obligations of Physicians Realty Trust and Physicians Partnership, respectively, under the DOC Notes and the DOC Indentures (as defined below), (b) certain amendments to the supplemental indentures under which the DOC Notes were issued (such supplemental indentures, collectively with the Senior Indenture, the “DOC Indentures”), and (c) the unconditional and irrevocable guarantee by Healthpeak and Healthpeak OP of the prompt payment when due of any amount owed to the holders of the DOC Notes under the DOC Notes and the DOC Indentures and any other amounts due pursuant to the DOC Indentures (the “Healthpeak Guarantees”).  The amendments to the DOC Indentures became operative and the Healthpeak Guarantees were issued upon the completion of the Mergers.

The foregoing summaries of the DOC Amendment and the Supplemental Indenture are qualified in their entirety by reference to the full text of the DOC Amendment and the Supplemental Indenture, which are filed herewith as Exhibits 10.1 and 4.1, respectively, and are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On February 28, 2024, Physicians Partnership prepaid (i) $135 million in aggregate principal amount of its senior notes due January 7, 2026, January 7, 2028 and January 7, 2031, respectively (the “January 2016 Notes”), constituting all of the January 2016 Notes issued and outstanding pursuant to that certain Note Purchase and Guarantee Agreement, dated as of January 7, 2016, among Physicians Realty Trust, Physicians Partnership and the purchasers party thereto (as from time to time amended, supplemented or modified, the “January 2016 Note Purchase Agreement”), and (ii) $75 million in aggregate principal amount of its senior notes due August 11, 2025, August 11, 2026 and August 11, 2027, respectively (the “August 2016 Notes” and together with the January 2016 Notes, the “Notes”), constituting all of the August 2016 Notes issued and outstanding pursuant to that certain Note Purchase and Guarantee Agreement, dated as of August 11, 2016, among Physicians Realty Trust, Physicians Partnership and the purchasers party thereto (as from time to time amended, supplemented or modified, the “August 2016 Note Purchase Agreement,” and together with the January 2016 Note Purchase Agreement, the “Note Purchase Agreements”), each at a prepayment price equal to 100% of the aggregate principal amount of such Notes, plus accrued and unpaid interest thereon, in accordance with the optional prepayment provisions contained in the Note Purchase Agreements.

In connection with the consummation of the Company Merger and effective as of the date and time the Company Merger became effective (the “Company Merger Effective Time”), Physicians Realty Trust terminated the Amended and Restated Physicians Realty Trust 2013 Equity Incentive Plan.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, each common share of beneficial interest of Physicians Realty Trust, par value $0.01 per share (the “Physicians Realty Trust Common Shares”) (other than Physicians Realty Trust Common Shares to be canceled in accordance with the Merger Agreement), automatically converted into the right to receive 0.674 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of Healthpeak common stock, par value $1.00 per share (“Healthpeak Common Stock”) (the “Merger Consideration”), without interest, but subject to any withholding required under applicable tax laws. Holders of Physicians Realty Trust Common Shares received cash in lieu of fractional shares of Healthpeak Common Stock (the “Fractional Share Consideration”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the Contribution and at the date and time the Partnership Merger became effective (the “Partnership Merger Effective Time”), each common unit in Physicians Partnership issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, automatically converted into and became a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Partnership who received non-managing member units became entitled to (a) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak Common Stock or, at Healthpeak OP’s option, one share of Healthpeak Common Stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (b) certain tax protections consistent with historical practices.

Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each outstanding Physicians Realty Trust equity-based award was treated as follows: (a) each Physicians Realty Trust restricted share that was outstanding as of immediately prior to the Company Merger Effective Time (i) became fully vested and all restrictions thereon lapsed and (ii) was canceled and converted into the right to receive with respect to each such share (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to any unpaid dividends accrued with respect to such Physicians Realty Trust restricted share during the period commencing on the grant date and ending on the Closing Date; (b) each award of Physicians Realty Trust performance-vesting restricted stock units that was outstanding as of immediately prior to the Company Merger Effective Time (i) was accelerated and vested with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and (ii) was canceled and converted into the right to receive with respect to each Physicians Realty Trust Common Share subject to such Physicians Realty Trust performance-vesting restricted stock unit award (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust performance-vesting restricted stock unit during the period commencing on the grant date and ending on the Closing Date; and (c) each award of Physicians Realty Trust restricted stock units that was outstanding as of immediately prior to the Company Merger Effective Time (i) became fully vested and all restrictions thereon lapsed and (ii) was canceled and converted into the right to receive with respect to each Physicians Realty Trust Common Share subject to such Physicians Realty Trust restricted stock unit award, (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust restricted stock unit during the period commencing on the grant date and ending on the Closing Date.

The issuance of shares of Healthpeak Common Stock to the former shareholders of Physicians Realty Trust was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-276055), as amended, filed by Healthpeak with the Securities and Exchange Commission (the “SEC”) and declared effective on January 11, 2024 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company Surviving Entity notified the New York Stock Exchange (the “NYSE”) of the consummation of the Company Merger and requested that the NYSE file with the SEC a notification of removal from listing on Form 25 in order to delist the Physicians Realty Trust Common Shares from the NYSE and deregister the Physicians Realty Trust Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Surviving Entity intends to file with the SEC a certification on Form 15 to cause Physicians Realty Trust’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company Merger Effective Time, all shares of Physicians Realty Trust Common Shares issued and outstanding immediately prior to the Company Merger Effective Time (other than Physicians Realty Trust Common Shares to be canceled in accordance with the Merger Agreement) were converted into the right to receive the Merger Consideration and were canceled and ceased to exist.

Item 5.01. Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Items 1.02 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of Physicians Realty Trust’s trustees resigned from his or her respective position as a member of the Board of Trustees of Physicians Realty Trust and from any and all committees thereof effective as of the Company Merger Effective Time. At the Company Merger Effective Time, all of Physicians Realty Trust’s officers ceased to be officers of Physicians Realty Trust.

The severance arrangements contained in the employment agreements of each of Physicians Realty Trust’s named executive officers were terminated as of the Company Merger Effective Time, and each named executive officer is eligible to receive the payments and benefits provided under such severance arrangements in cash, paid in a single lump sum pursuant to the conditions set forth in the employment agreements, as described in the joint proxy statement/prospectus included in the Registration Statement.

Item 8.01. Other Events.

As a result of the consummation of the Mergers, Healthpeak Common Stock is expected to begin trading under the ticker symbol “DOC” at the open of trading on The New York Stock Exchange on Monday, March 4, 2024.

In connection with the closing of the Mergers, Physicians Realty Trust terminated (i) the At Market Issuance Sales Agreement, dated August 9, 2023, by and among Physicians Realty Trust and Physicians Partnership, on the one hand, and BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., Regions Securities LLC and Stifel, Nicolaus & Company, Incorporated as sales agents for Physicians Realty Trust and/or forward sellers and Bank of Montreal, Crédit Agricole Corporate and Investment Bank, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., Regions Securities LLC and Stifel, Nicolaus & Company, Incorporated as forward purchasers, on the other hand, (ii) the Physicians Realty Trust 401(k) Plan, (iii) Physicians Realty Trust’s Dividend Reinvestment and Share Purchase Plan and (iv) Physicians Realty Trust’s Amended and Restated 2015 Employee Stock Purchase Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of October 29, 2023 among Healthpeak Properties, Inc., DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), Physicians Realty Trust and Physicians Realty L.P. (incorporated by reference to Exhibit 2.1 to Physicians Realty Trust’s Form 8-K filed on October 30, 2023)*

4.1	Fourth Supplemental Indenture, dated as of March 1, 2024, among DOC DR, LLC, as issuer, DOC DR Holdco, LLC, as guarantor, Healthpeak Properties, Inc., as guarantor, Healthpeak OP, LLC, as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of guarantee.

10.1	Consent and Third Amendment to Third Amended and Restated Credit Agreement, dated as of February 21, 2024, by and among DOC DR, LLC, DOC DR Holdco, LLC, Healthpeak Properties, Inc., Healthpeak OP, LLC, the lenders party thereto, and KeyBank National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company Surviving Entity agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024	DOC DR HOLDCO, LLC (successor by merger to Physicians Realty Trust)

By: Healthpeak OP, LLC, its Sole Member By: Healthpeak Properties, Inc., its Managing Member

	By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Chief Financial Officer